Exhibit 21.1
Subsidiaries of the Registrant
Certain subsidiaries of the registrant and their subsidiaries are listed below. Pursuant to Item 601(b)(21) of Regulation S-K, the names of particular subsidiaries have, in certain instances, been omitted because, considered in the aggregate as a single subsidiary, they would not constitute, as of the end of the year covered by this report, a "significant subsidiary" as that term is defined in Rule 1-02(w) of Regulation S-X under the Securities Exchange Act of 1934.

Name	Country of Organization
Sistemes Consulting S.L.	Andorra
Accenture SRL	Argentina
Accenture Service Center SRL	Argentina
Accenture Australia Pty Ltd	Australia
2nd Road Pty Ltd.	Australia
Accenture Australia Holdings Pty Ltd	Australia
Accenture Cloud Solutions Australia Pty Ltd	Australia
Accenture Cloud Solutions Pty Ltd	Australia
Accenture Solutions Pty Ltd	Australia
Avanade Australia Pty Ltd	Australia
DayNine Consulting (Australia) PTY LTD	Australia
Interactive Broadband Consulting Group Australia Pty Ltd	Australia
Loud & Clear Creative Pty Ltd	Australia
Maud Corp Pty Limited	Australia
The Monkeys Pty Limited	Australia
Octo Technology Pty Ltd	Australia
Redcore Group Holdings Pty Ltd	Australia
Redcore Pty Ltd	Australia
Simian Pty Limited	Australia
Troop Studios Pty Ltd	Australia
Accenture GmbH	Austria
Accenture Technology Solutions GmbH	Austria
Avanade Österreich GmbH	Austria
Accenture Communications Infrastructure Solutions Ltd	Bangladesh
Accenture BPM S.C.R.L.	Belgium
Accenture NV/SA	Belgium
Accenture Technology Ventures S.P.R.L.	Belgium
Avanade Belgium SPRL	Belgium
Octo Technology SPRL	Belgium
Accenture Technologia, Consultoria e Outsourcing S.A.	Bolivia
Accenture (Botswana) (Proprietary) Limited	Botswana
Accenture do Brasil Limitada	Brazil
Accenture Servicos de Suporte de Negocios Ltda	Brazil
Accenture Servicos Administrativos Ltda	Brazil
AD Dialeto Agencia de Publicidade SA	Brazil
Avanade do Brasil Limitada	Brazil
BPO Servicos Administrativos Ltda	Brazil
Concrete Desenvolvimento de Sistemas Ltda.	Brazil
Concrete Solutions Ltda.	Brazil

Name	Country of Organization
Gapso Serviços de Informática Ltda.	Brazil
Vivere Brasil Serviços e Soluções SA	Brazil
Accenture Bulgaria EOOD	Bulgaria
Accenture Business Services for Utilities Inc	Canada
Accenture Business Services of British Columbia Limited Partnership	Canada
Accenture Canada Holdings Inc.	Canada
Accenture Inc	Canada
Accenture Nova Scotia Unlimited Liability Co.	Canada
Avanade Canada Inc.	Canada
Gestion Altima Canada Inc.	Canada
Kurt Salmon Canada LTD	Canada
NBS Marketing Inc.	Canada
PCO Innovation Canada Inc.	Canada
Accenture Chile Asesorias y Servicios Ltda	Chile
Neo Metrics Chile, S.A.	Chile
Accenture (Beijing) Mobile Technology Co Ltd	China
Accenture (China) Co Ltd	China
Accenture Enterprise Development (Shanghai) Co Ltd.	China
Accenture Technology Solutions (Dalian) Co Ltd	China
Aorui Advertising (Shanghai) Co., Ltd.	China
Avanade (Guangzhou) Computer Technology Development Co., Ltd.	China
Chengdu Mensa Advertising Co., Ltd.	China
designaffairs Business Consulting (Shanghai) Co. Ltd.	China
Inventor Advertisement (Beijing) Co., Ltd.	China
Mackevision CG Technology and Service (Shanghai) Co. Ltd.	China
Nanjing Demeng Advertising Co., Ltd.	China
NewsPage China Ltd.	China
Qi Jie Beijing Information Technologies Co Ltd	China
Shanghai Baiyue Advertising Co., Ltd.	China
Shun Zhe Technology Development Co. Ltd.	China
Vertical Retail Consulting (Shanghai) Ltd.	China
Xiamen Zang Tong Information Technology Co Ltd	China
Accenture Ltda	Colombia
Accenture S.R.L.	Costa Rica
Accenture Services SRL	Costa Rica
Search Technologies LATAM, S.A.	Costa Rica
Accenture Business and Technology Services LLC	Croatia
Accenture Services s.r.o.	Czech Republic
INCAD, spol. s.r.o.	Czech Republic
SinnerSchrader Praha s.r.o.	Czech Republic
Accenture A/S	Denmark
Avanade Denmark A/S	Denmark
Accenture Ecuador S.A.	Ecuador
Accenture Egypt LLC	Egypt
Accenture Oy	Finland
Accenture Technology Solutions Oy	Finland

Name	Country of Organization
Accenture Services Oy	Finland
Avanade Finland Oy	Finland
PJP-Pankkijärjestelmäpalvelut Oy	Finland
Accenture Holdings France SAS	France
Accenture Insurance Services SAS	France
Accenture Post Trade Processing SAS	France
Accenture SAS	France
Accenture Technology Solutions SAS	France
Altima SAS	France
Appaloosa Technology SAS	France
Avanade France SAS	France
Digiplug SAS	France
Octo Technology SA	France
Pach Invest SAS	France
Accenture CAS GmbH	Germany
Accenture Cloud Services GmbH	Germany
Accenture Dienstleistungen GmbH	Germany
Accenture Digital Holdings GmbH	Germany
Accenture GmbH	Germany
Accenture Holding GmbH & Co. KG	Germany
Accenture Management GmbH	Germany
Accenture Services für Kreditinstitute GmbH	Germany
Accenture Services GmbH	Germany
Accenture Technology Solutions GmbH	Germany
Avanade Deutschland GmbH	Germany
designaffairs GmbH	Germany
GoodFilm GmbH Filmproduktion Stuttgart	Germany
Mackevision Medien Design GmbH Hamburg	Germany
Mackevision Medien Design GmbH München	Germany
Mackevision Medien Design GmbH Stuttgart	Germany
SinnerSchrader AG	Germany
SinnerSchrader Commerce GmbH	Germany
SinnerSchrader Content GmbH	Germany
SinnerSchrader Deutschland GmbH	Germany
SinnerSchrader Swipe GmbH	Germany
Accenture Ghana Limited	Ghana
Accenture Minority III Ltd	Gibraltar
Accenture plc	Gibraltar
Accenture S.A.	Greece
Accenture BPM Operations Support Services S.A.	Greece
Accenture Company Ltd	Hong Kong
Accenture Technology Solutions (HK) Co. Ltd.	Hong Kong
Altima Asia Ltd.	Hong Kong
Avanade Hong Kong Ltd	Hong Kong
AvantBiz Consulting Limited	Hong Kong
designaffairs group China Co. Ltd.	Hong Kong
DMA Solutions Limited	Hong Kong

Name	Country of Organization
Inventor Technology Limited	Hong Kong
LemonXL Limited	Hong Kong
Most Champion Ltd	Hong Kong
PacificLink iMedia Ltd.	Hong Kong
Pixo Punch Limited	Hong Kong
Seabury Aviation & Aerospace Asia (Hong Kong) Limited	Hong Kong
Vertical Retail Consulting Hong Kong, Ltd.	Hong Kong
Vertical Retail Consulting Ltd.	Hong Kong
Accenture Hungary Holdings Kft	Hungary
Accenture Industrial Software Solutions Kft	Hungary
Accenture Tanacsado Kolatolt Felelossegu Tarsasag	Hungary
Accenture Solutions Private Limited	India
Energy Quote Private Ltd.	India
Innoveer Solutions India Pvt Ltd	India
Kogentix Technologies Private Limited	India
Redcore (India) Private Limited (India)	India
Sanchez Capital Services Pvt Ltd	India
SolutionsIQ India Consulting Services Private Limited	India
Perseroan Terbatas. Accenture	Indonesia
PT Kogentix Teknologi Indonesia	Indonesia
Accenture Capital DAC	Ireland
Accenture Defined Benefit Pension Plan Trustees Ltd	Ireland
Accenture Defined Contribution Pension Plan Trustees Ltd	Ireland
Accenture Finance Limited	Ireland
Accenture Finance II Ltd	Ireland
Accenture Global Holdings Ltd.	Ireland
Accenture Global Services Ltd	Ireland
Accenture Global Solutions Ltd	Ireland
Accenture International Limited	Ireland
Accenture Limited	Ireland
Agave Consultants Limited	Ireland
Avanade Ireland Limited	Ireland
Exactside Limited	Ireland
Rothco Holdings Designated Activity Company	Ireland
Rothco Unlimited Company	Ireland
S3 TV Technology Limited	Ireland
Tadata Creative Unlimited Company	Ireland
Tara Insurance DAC	Ireland
Accenture Ltd	Israel
Maglan Information Defense Technologies Research Ltd.	Israel
Accenture SpA	Italy
Accenture Back Office and Administration Services S.p.A.	Italy
Accenture Finance and Accounting BPO Services S.p.A.	Italy
Accenture HR Services S.p.A.	Italy
Accenture Managed Services SpA	Italy
Accenture Technology Solutions SRL	Italy
Accenture Outsourcing SRL	Italy

Name	Country of Organization
Avanade Italy SRL	Italy
Fondazione Italiana Accenture	Italy
I-Faber S.p.A.	Italy
Accenture Japan Ltd	Japan
Avanade KK	Japan
DayNine Consulting Japan K.K.	Japan
IMJ Corporation	Japan
Mackevision Japan Co., Ltd.	Japan
Renacentis IT Services, Co. Ltd	Japan
Accenture East Africa Limited	Kenya
Accenture Sàrl	Luxembourg
Accenture International Capital SCA	Luxembourg
Accenture Sendirian Berhad	Malaysia
Accenture Technology Solutions Sdn. Bhd.	Malaysia
Accenture Solutions Sdn Bhd	Malaysia
Aspiro Solutions (Malaysia) Sdn Bhd	Malaysia
Avanade Malaysia Sdn Bhd	Malaysia
Hytracc Consulting Malaysia Sdn. Bhd.	Malaysia
NewsPage (Malaysia) Sdn Bhd	Malaysia
Seabury Malaysia Sdn. Bhd.	Malaysia
Accenture Services (Mauritius) Ltd	Mauritius
Accenture Process Ltd	Mauritius
Accenture S.C.	Mexico
Accenture Technology Solutions S.A. de C.V.	Mexico
Operaciones Accenture S.A. de C.V.	Mexico
Servicios Técnicos de Programación Accenture S.C.	Mexico
Accenture Services Morocco SA	Morocco
Accenture Maghreb S.a.r.l.	Morocco
Octo Technology SA	Morocco
Accenture Mozambique Limitada	Mozambique
ACN Consulting Co Ltd	Myanmar
Accenture Australia Holding B.V.	Netherlands
Accenture Branch Holdings B.V.	Netherlands
Accenture BV	Netherlands
Accenture Central Europe B.V.	Netherlands
Accenture Holdings B.V.	Netherlands
Accenture International BV	Netherlands
Accenture Korea BV	Netherlands
Accenture Middle East B.V	Netherlands
Accenture Minority I BV	Netherlands
Accenture Participations BV	Netherlands
Accenture Technology Ventures BV	Netherlands
Avanade Netherlands BV	Netherlands
Accenture NZ Limited	New Zealand
Cloud Sherpas New Zealand Ltd.	New Zealand
DayNine Consulting (New Zealand) Limited	New Zealand
Redcore (New Zealand) Limited	New Zealand

Name	Country of Organization
Accenture Ltd	Nigeria
Accenture AS	Norway
Avanade Norway AS	Norway
Accenture Services AS	Norway
Hytracc Consulting AS	Norway
Accenture Panama Inc	Panama
Accenture Peru S.R.L	Peru
Accenture Technology Solutions Srl	Peru
Accenture Inc	Philippines
Accenture Healthcare Processing Inc.	Philippines
Cloudsherpas, Inc.	Philippines
Search Technologies BPO, Inc.	Philippines
Zenta Global Philippines, Inc.	Philippines
Accenture Sp. z o.o.	Poland
Accenture Delivery Poland sp. z o.o.	Poland
Accenture Operations Sp. z o.o.	Poland
Accenture Services Sp. z o.o.	Poland
Avanade Poland Sp. z o.o.	Poland
Accenture 2 Business Process Services S.A.	Portugal
Accenture Consultores de Gestao S.A.	Portugal
Accenture Technology Solutions - Soluções Informáticas Integradas, S.A.	Portugal
Accenture Puerto Rico LLC	Puerto Rico
Accenture Services S.r.l.	Romania
Accenture Industrial Software Solutions SA	Romania
Accenture Managed Services SRL	Romania
Accenture OOO	Russia
Accenture Saudi Arabia Limited	Saudi Arabia
Accenture Pte Ltd	Singapore
Accenture SG Services Pte Ltd	Singapore
Accenture Solutions Pte Ltd	Singapore
Avanade Asia Pte Ltd	Singapore
Brand Learning Pte Limited	Singapore
Cloud Sherpas (SN) (PTE.) Limited	Singapore
Kogentix Singapore Pte. Ltd	Singapore
Mackevision Singapore Pte. Ltd.	Singapore
NewsPage Pte Ltd	Singapore
Redcore (Asia) Pte Ltd	Singapore
Accenture s.r.o.	Slovak Republic
Accenture Services s.r.o.	Slovak Republic
Accenture Technology Solutions Slovakia s.r.o.	Slovak Republic
Accenture (South Africa) (Proprietary) Limited	South Africa
Accenture Services Pty Ltd	South Africa
Accenture Technology Solutions Pty Ltd	South Africa
Accenture Africa Pty Ltd	South Africa
Accenture Technology Infrastructure Services Pty Ltd	South Africa
Avanade South Africa Pty Ltd	South Africa

Name	Country of Organization
Mackevision Korea Ltd	South Korea
Accenture Holdings (Iberia) S.L.	Spain
Accenture Outsourcing Services, S.A.	Spain
Accenture S.L.	Spain
Avanade Spain SL	Spain
CustomerWorks Europe SL	Spain
Energuia Web, S.A.	Spain
Informatica de Euskadi S.L	Spain
ITBS Servicios Bancarios de Tecnología de la Información SL	Spain
Tecnilogica Ecosistemas, S.A.	Spain
Accenture Lanka (Private) Ltd	Sri Lanka
Accenture AB	Sweden
Accenture Services AB	Sweden
Avanade Sweden AB	Sweden
Accenture AG	Switzerland
Accenture Holding GmbH	Switzerland
Accenture Finance GmbH	Switzerland
Accenture Finance II GmbH	Switzerland
Avanade Schweiz GmbH	Switzerland
Accenture Services AG	Switzerland
Octo Technology SA	Switzerland
Accenture Co Ltd	Taiwan
Accenture Consulting Services Ltd Tanzania	Tanzania
Accenture Co Ltd.	Thailand
Accenture Solutions Co Ltd	Thailand
Accenture Technology Solutions (Thailand) Co., Ltd	Thailand
IT One Company Limited	Thailand
AGS Business and Technology Services Limited	Trinidad and Tobago
Accenture Danismanlik Limited Sirketi	Turkey
Accenture Industrial Software Limited Liability Company (Accenture Endüstriyel Yazılım Çözümleri Limited Şirketi)	Turkey
Accenture Azerbaijan Ltd	United Kingdom
Accenture Cloud Solutions Ltd	United Kingdom
Accenture Cloud Software Solutions Ltd	United Kingdom
Accenture HR Services Ltd	United Kingdom
Accenture (UK) Ltd	United Kingdom
Accenture Post-Trade Processing Limited	United Kingdom
Accenture Systems Integration Limited	United Kingdom
Acquity Customer Insight Limited	United Kingdom
Allen International Consulting Group Ltd	United Kingdom
Avanade UK Ltd	United Kingdom
Avanade Europe Holdings Ltd	United Kingdom
Avanade Europe Services Ltd	United Kingdom
Brand Learning Group Limited	United Kingdom
The Brand Learning Partners Limited	United Kingdom
Certus Solutions Consulting Services Ltd	United Kingdom
Cloud Talent Limited	United Kingdom

Name	Country of Organization
Cutting Edge Solutions Ltd	United Kingdom
DayNine Consulting, Ltd.	United Kingdom
Energy Management Brokers Ltd.	United Kingdom
EnergyQuote Trading Ltd.	United Kingdom
EnergyQuote JHA Ltd.	United Kingdom
Focus Group Europe Limited	United Kingdom
Formicary Holdings Limited	United Kingdom
Formicary Limited	United Kingdom
GenFour Limited	United Kingdom
Imagine Broadband (USA) Ltd	United Kingdom
Infusion Development UK Limited	United Kingdom
K Comms Group Limited	United Kingdom
Karma Communications Holdings Limited	United Kingdom
Kaper Communications Limited	United Kingdom
Karma Communications Debtco Limited	United Kingdom
Karma Communications Group Limited	United Kingdom
Karmarama Comms Limited	United Kingdom
Karmarama Limited	United Kingdom
Kogentix Ltd	United Kingdom
Kream Comms Limited	United Kingdom
Kurt Salmon UKI, Ltd.	United Kingdom
Logistics Market Place Limited (UK)	United Kingdom
Mackevision UK Ltd	United Kingdom
Nice Agency Limited	United Kingdom
New Energy Associates Ltd	United Kingdom
Seabury Aviation & Aerospace (UK) Limited	United Kingdom
Search Technologies Limited	United Kingdom
Accenture 2 LLC	United States
Accenture Capital Inc	United States
Accenture Cloud Solutions LLC	United States
Accenture Credit Services LLC	United States
Accenture Federal Services LLC	United States
Accenture Flex LLC	United States
Accenture Inc	United States
Accenture Insurance Services LLC	United States
Accenture International LLC	United States
Accenture LLC	United States
Accenture LLP	United States
Accenture Sub Inc	United States
Accenture State Healthcare Services LLC	United States
Altitude LLC	United States
ASM Research LLC	United States
Avanade Federal Services LLC	United States
Avanade Holdings LLC	United States
Avanade Inc	United States
Avanade International Corporation	United States
BABCN LLC	United States

Name	Country of Organization
Brand Learning LLC	United States
Capital Consultancy Services, Inc.	United States
Clearhead Group, LLC	United States
Cloud Sherpas (GA) LLC	United States
Computer Research and Telecommunications LLC	United States
Davies Consulting, LLC	United States
DayNine Consulting LLC	United States
Declarative Holdings, LLC	United States
Defense Point Security, LLC	United States
Designaffairs, LLC	United States
Digital Consulting & Software Services LLC	United States
Duck Creek Technologies LLC	United States
First Annapolis Consulting, LLC	United States
First Annapolis International, LLC	United States
Imagine Broadband USA LLC	United States
InfusionDev LLC	United States
Interactive Broadband Consulting Group, LLC	United States
Investtech Systems Consulting LLC	United States
Kogentix LLC	United States
Kurt Salmon US LLC	United States
Mackevision Corporation	United States
MCG US Holdings LLC	United States
Meredith Specialty LLC	United States
Meredith Xcelerated Marketing Corporation	United States
Mindtribe Product Engineering LLC	United States
Mortgage Cadence LLC	United States
Pillar Technology Group LLC	United States
Procurian International I LLC	United States
Procurian International II LLC	United States
Procurian LLC	United States
Procurian USA LLC	United States
Proquire LLC	United States
Radiant Services, LLC	United States
Seabury Airline Planning Group, LLC	United States
Seabury Aviation Consulting LLC	United States
Seabury Corporate Advisors LLC	United States
Seabury Human Capital LLC	United States
Seabury Structured Finance LLC	United States
Search Technologies International LLC	United States
Search Technologies LLC	United States
Solutions IQ, LLC	United States
Wire Stone, LLC	United States
Zenta Mortgage Services LLC	United States
Zenta Recoveries Inc	United States
Zenta US Holdings Inc.	United States
Accenture Uruguay SRL	Uruguay
Accenture C.A	Venezuela

Name	Country of Organization
Accenture Vietnam Co., LTD	Vietnam
Accenture Zambia Limited	Zambia